Oportun Closes Four-Year $150 Million Senior Secured Term Loan SAN CARLOS, CALIF. — September 15, 2022 — Oportun Financial Corporation (Nasdaq: OPRT) (the “Company” or “Oportun”), a mission-driven fintech and digital banking platform, today announced that it has closed a $150 million senior secured term loan due in 2026 from funds managed or sub-advised by Neuberger Berman Specialty Finance. “The capital provided by this loan will support the continued investment and growth in our business that we expect, even under the tighter credit underwriting criteria we have adopted in the current environment,” said Jonathan Coblentz, CFO of Oportun. “The loan proceeds will provide the capital and liquidity needed to support our future securitization and warehouse line financings, while this transaction once again validates the investment community’s confidence in Oportun’s business model and financial strength.” “In extending this credit facility to Oportun, Neuberger Berman is prominently investing in a leading business focused on responsibly serving communities that have historically been overlooked and inadequately supported by mainstream financial institutions,” said Zhengyuan Lu, Managing Director of Neuberger Berman. Jefferies LLC acted as financial advisor and sole arranger and Orrick, Herrington & Sutcliffe LLP served as legal advisor to the Company on the transaction. About Oportun Oportun (Nasdaq: OPRT) is an A.I.-powered digital banking platform that seeks to make financial health effortless for anyone. Driven by a mission to provide inclusive and affordable financial services, Oportun helps its over 1.8 million hardworking members meet their daily borrowing, savings, banking, and investing needs. Since inception, Oportun has provided more than $14 billion in responsible and affordable credit, saved its members more than $2.3 billion in interest and fees, and automatically helped members set aside more than $8.1 billion for rainy days and other needs. In recognition of its responsibly designed products, Oportun has been certified as a Community Development Financial Institution (CDFI) since 2009. For more information about Oportun, visit https://oportun.com. About Neuberger Berman Neuberger Berman, founded in 1939, is a private, independent, employee-owned investment manager. The firm manages a range of strategies—including equity, fixed income, quantitative and multi-asset class, private equity, real estate and hedge funds—on behalf of institutions, advisors and individual investors globally. With offices in 25 countries, Neuberger Berman’s diverse team has over 2,500 professionals. For eight consecutive years, the company has been named first or second in Pensions & Investments Best Places to Work in Money Management survey (among those with 1,000 employees or more). In 2020, the PRI named Neuberger Berman a Leader, a designation awarded to fewer than 1% of investment firms for excellence in Environmental, Social and Governance (ESG) practices. The PRI also awarded Neuberger Berman an A+ in every eligible category for our approach to ESG integration across asset classes. The firm manages $418 billion in client assets as of June 30, 2022. For more information, please visit our website at www.nb.com. Forward Looking Statements This press release contains forward-looking statements. All statements other than statements of historical fact contained in this press release, including statements as to future results of operations and financial position, achievement of strategic priorities, and future growth opportunities are forward-looking statements. These statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause Oportun’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Many, but not all, of these statements can be identified by terms such as “expect,” “plan,” “anticipate,” “project,” "outlook,” “continue,” “may,” “believe,” or “estimate” and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as “will,” “should,” “would,” “likely” and “could.” These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Oportun has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These risks and uncertainties include those risks described in Oportun's filings with the Securities and Exchange Commission, including Oportun's most recent annual report on Form 10-K and most recent quarterly report on Form 10-Q. The forward-looking statements speak only as of the date on which they are made, and, except to the extent required by federal securities laws, Oportun disclaims any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In light of these risks and uncertainties, there is no assurance that the events or results suggested by the forward-looking statements will in fact occur, and you should not place undue reliance on these forward-looking statements. Investor Contact Dorian Hare (650) 590-4323 ir@oportun.com Media Contact Usher Lieberman (650) 769-9414 usher.lieberman@oportun.com